                 FRESENIUS NATIONAL MEDICAL CARE HOLDINGS, INC.
                                  Subsidiaries

Following is a list of the subsidiaries of Fresenius National Medical Care Holdings, Inc. as of March 1, 1997:

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
National Medical Care, Inc.                                           DE
--------------------------------------------------------------------------------
Fresenius USA, Inc.                                                   MA
================================================================================

                           NATIONAL MEDICAL CARE, INC.
                              Domestic Subsidiaries

Following is a list of the direct and indirect domestic subsidiaries of National Medical Care, Inc. as of March 1, 1997. For convenience of reference, the following abbreviations are used below:

                             BMA = Bio-Medical Applications
                             QCDC = Quality Care Dialysis Center
                             HIC = Home Intensive Care
                             MPD = NMC Medical Products, Inc.
                             IMC = International Medical Care, Inc.

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
Advanced Integrated MedicalServices, Inc.                             NJ
--------------------------------------------------------------------------------
Advanced Sleep Technologies, Inc.                                     MD
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Amasi Medical Group, Inc.                                             CA
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Ambulatory Care Associates, Inc.                                      DE
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American Home Therapies, Inc.                                         MD
--------------------------------------------------------------------------------
American Homecare Equipment, Inc.                                     VA
--------------------------------------------------------------------------------
BMA Home Dialysis Services, Inc.                                      DE
--------------------------------------------------------------------------------
BMA Management Company, Inc.                                          DE
--------------------------------------------------------------------------------
BMA of Aquadilla, Inc.                                                DE
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BMA of Alabama, Inc.                                                  DE
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BMA of Alameda County, Inc.                                           DE
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BMA of Anacostia, Inc.                                                DE
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BMA of Arecibo, Inc.                                                  DE
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BMA of Arizona, Inc.                                                  DE
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BMA of Arkansas, Inc.                                                 DE
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BMA of Bakersfield, Inc.                                              DE
--------------------------------------------------------------------------------
BMA of Bayamon, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Blue Springs, Inc.                                             DE
--------------------------------------------------------------------------------
BMA of Caguas, Inc.                                                   DE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
BMA of California, Inc.                                               DE
 d/b/a's
BMA of Culver City
Culver City Dialysis Services
--------------------------------------------------------------------------------
BMA of Camarillo, Inc.                                                DE
--------------------------------------------------------------------------------
BMA of Capitol Hill, Inc.                                             DE
--------------------------------------------------------------------------------
BMA of Carolina, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Carson, Inc.                                                   DE
--------------------------------------------------------------------------------
BMA of Chula Vista, Inc.                                              DE
--------------------------------------------------------------------------------
BMA of Clinton, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Colorado, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Columbia Heights, Inc.                                         DE
--------------------------------------------------------------------------------
BMA of Delaware, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Dover, Inc.                                                    DE
--------------------------------------------------------------------------------
BMA of Dublin, Inc.                                                   DE
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BMA of East Orange, Inc.                                              DE
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BMA of Essex, Inc.                                                    DE
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BMA of Eureka, Inc.                                                   DE
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BMA of Fajardo, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Fayetteville, Inc.                                             DE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
BMA of Florida, Inc.                                                  DE
 d/b/a's
Bio-Medical Applications of Alachua
Bio-Medical Applications of Apopka
Bio-Medical Applications of Bradenton
Bio-Medical Applications of Brandon
Bio-Medical Applications of Clearwater
Bio-Medical Applications of Deltona
Bio-Medical Applications of Duval
Bio-Medical Applications of East Orlando
Bio-Medical Applications of Gainseville
Bio-Medical Applications of Hialeah
Bio-Medical Applications of Hollywood
Bio-Medical Applications of Jacksonville
Bio-Medical Applications of Kendall
Bio-Medical Applications of Lake City
Bio-Medical Applications of Lantana
Bio-Medical Applications of Live Oak
Bio-Medical Applications of Metropolitan
Miami
Bio-Medical Applications of Miami
Bio-Medical Applications of Ocala
Bio-Medical Applications of Orlando
Bio-Medical Applications of Palmetto
Bio-Medical Applications of Port St. Lucie
Bio-Medical Applications of Sanford
Bio-Medical Applications of South Fort Myers
Bio-Medical Applications of South Miami
Bio-Medical Applications of South
St.Petersburg
Bio-Medical Applications of St. Petersburg
Bio-Medical Applications of Starke
Bio-Medical Applications of Tampa
Coconut Grove Artificial Kidney Center
Crystal River Kidney Center
Florida Kidney Center
Homestead Artificial Kidney Center
Inverness Dialysis Center
Jupiter Dialysis Center
Mercy Hospital Dialysis Center
N.E. Broward Artificial Kidney Center
N.W. Broward Artificial Kidney Center
Pembroke Pines Dialysis Center
--------------------------------------------------------------------------------
South Florida Prison Program Broward
Correctional Institute Women's Prison
South Florida Prison Program South Florida
Reception Center
Tamarac Kidney Center
West Boca Dialysis Center
West Kendall Dialysis Center
Bonita Artificial Kidney Center
Bonita Springs Artificial Kidney Center
Naples Artificial Kidney Center
Clearwater Artificial Kidney Center
--------------------------------------------------------------------------------
BMA of Fremont, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Fresno, Inc.                                                   DE
--------------------------------------------------------------------------------
BMA of Georgia, Inc.                                                  DE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
BMA of Glendora, Inc.                                                 DE
  d/b/a
Foothill Dialysis Center
--------------------------------------------------------------------------------
BMA of Guayama, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Hayward, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Hillside, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Hoboken, Inc.                                                  DE
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BMA of Humacao, Inc.                                                  DE
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BMA of Illinois, Inc.                                                 DE
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BMA of Indiana, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Irvington, Inc.                                                DE
--------------------------------------------------------------------------------
BMA of Jersey City, Inc.                                              DE
--------------------------------------------------------------------------------
BMA of Kansas, Inc.                                                   DE
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BMA of Kentucky, Inc.                                                 DE
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BMA of La Mesa, Inc.                                                  DE
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BMA of Las Americas, Inc.                                             DE
--------------------------------------------------------------------------------
BMA of Long Beach, Inc.                                               DE
 d/b/a
BMA Long Beach Community Hemodialysis Unit
--------------------------------------------------------------------------------
BMA of Los Angeles, Inc.                                              DE
 d/b/a's
South Bay Dialysis Center
South Bay Mobile Acute Dialysis
--------------------------------------------------------------------------------
BMA of Los Gatos, Inc.                                                DE
--------------------------------------------------------------------------------
BMA of Louisiana, Inc.                                                DE
--------------------------------------------------------------------------------
BMA of Maine, Inc.                                                    DE
--------------------------------------------------------------------------------
BMA of Manchester, Inc.                                               DE
--------------------------------------------------------------------------------
BMA of Maryland, Inc.                                                 DE
 d/b/a
BMA of Leonardtown
--------------------------------------------------------------------------------
BMA of Massachusetts, Inc.                                            DE
--------------------------------------------------------------------------------
BMA of Mayaguez, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Michigan, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Mission Hills, Inc.                                            DE
 d/b/a
Mission Hills Kidney Center
--------------------------------------------------------------------------------
BMA of Mississippi, Inc.                                              DE
--------------------------------------------------------------------------------
BMA of Missouri, Inc.                                                 DE
 d/b/a
BMA of Kansas City
Penn Valley Dialysis Center
--------------------------------------------------------------------------------
BMA of MLK, Inc.                                                      DE
--------------------------------------------------------------------------------
BMA of National City, Inc.                                            DE
--------------------------------------------------------------------------------
BMA of Nevada, Inc. (f/k/a HIC Nevada, Inc.)                          NV
--------------------------------------------------------------------------------
BMA of New Hampshire, Inc.                                            DE
--------------------------------------------------------------------------------
BMA of New Jersey, Inc.                                               DE
--------------------------------------------------------------------------------
BMA of New Mexico, Inc.                                               DE
--------------------------------------------------------------------------------
BMA of New York, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Newington, Inc.                                                DE
--------------------------------------------------------------------------------
BMA of North Carolina, Inc.                                           DE
--------------------------------------------------------------------------------
BMA of North City, Inc.                                               DE
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

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
BMA of Northeast D.C., Inc.                                           DE
--------------------------------------------------------------------------------
BMA of Oakland, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Ohio, Inc.                                                     DE
--------------------------------------------------------------------------------
BMA of Oklahoma, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Pennsylvania, Inc.                                             DE
--------------------------------------------------------------------------------
BMA of Pine Brook, Inc.                                               DE
--------------------------------------------------------------------------------
BMA of Ponce, Inc.                                                    DE
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BMA of Port Orange, Inc.                                              DE
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BMA of Puerto Rico, Inc.                                              DE
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BMA of Quincy, Inc.                                                   DE
--------------------------------------------------------------------------------
BMA of Rhode Island, Inc.                                             DE
 d/b/a's
Artificial Kidney Center of RI
Artificial Kidney Center of Warwick
--------------------------------------------------------------------------------
BMA of Rio Piedras, Inc.                                              DE
--------------------------------------------------------------------------------
BMA of San Antonio, Inc.                                              DE
 d/b/a
Kidney Disease Clinic of San Antonio
--------------------------------------------------------------------------------
BMA of San German, Inc.                                               DE
--------------------------------------------------------------------------------
BMA of San Juan, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Sarasota, Inc.                                                 DE
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BMA of South Carolina, Inc.                                           DE
--------------------------------------------------------------------------------
BMA of South Queens, Inc.                                             DE
--------------------------------------------------------------------------------
BMA of Southeast San Diego, Inc.                                      DE
--------------------------------------------------------------------------------
BMA of Southeast Washington, Inc.                                     DE
--------------------------------------------------------------------------------
BMA of Tarpon Springs,Inc.                                            DE
--------------------------------------------------------------------------------
BMA of Tennessee, Inc.                                                DE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
BMA of Texas, Inc.                                                    DE
 d/b/a's
Bio-Medical Applications of Dallas Central
Bio-Medical Applications of Northwest Dallas
Bio-Medical Applications of Plano
Bio-Medical Applications of S. Central
Dallas
Bio-Medical Applications of South Dallas
Bio-Medical Applications of Dallas South
Brazos Kidney Disease Center, Inc.
South Arlington Dialysis Center
Kidney Disease Clinic of Central San Antonio
Clear Lake Kidney Center
H.E.B. Dialysis Center
Golden Triangle Dialysis Center
Baytown Dialysis Facility
South Texas Kidney Center
Corsicana Dialysis Center
BMA East El Paso
Cypress Creek Dialysis Facility
BMA El Paso
Medical Arts Kidney Center
North Houston Dialysis Facility
New Braunfels Kidney Disease Clinic
Permian Basin Dialysis
Vally Hemo Dialysis Center
South Plains Kidney Disease Center
Jasper Dialysis
Gulf Coast Dialysis
Island Dialysis Center
Northwest Kidney Disease Center
West Forth Worth Dialysis Center
Weslaco Dialysis Center
Crossroads Dialysis Center of Victoria
Mainland Dialysis Facility
Rosenburg Dialysis Facility
Southeast Kidney Center
Rosedale Kidney Disease Center
West Houston Dialysis
Bio-Medical Applications of Big Springs
West Texas Kidney Center
--------------------------------------------------------------------------------
BMA of the District of Columbia, Inc.                                 DE
--------------------------------------------------------------------------------
BMA of Torrance, Inc.                                                 DE
--------------------------------------------------------------------------------
BMA of Trenton, Inc.                                                  DE
--------------------------------------------------------------------------------
BMA of Ukiah, Inc.                                                    DE
--------------------------------------------------------------------------------
BMA of Union City, Inc.                                               DE
--------------------------------------------------------------------------------
BMA of Virginia, Inc.                                                 DE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
BMA of West Virginia, Inc.                                            DE
 d/b/a's
Bio-Medical Applications of Beckley
Bio-Medical Applications of Bluefield
Bio-Medical Applications of Charleston
Bio-Medical Applications of Elkins
Bio-Medical Applications of Martinsburg
Bio-Medical Applications of Morgantown
Earl J. Hager Renal Unit
Elkins Dialysis Clinic
Martinsburg Dialysis Facility
Morgantown Dialysis Facility
Raleigh Dialysis Facility
West Virginia Dialysis Facility
--------------------------------------------------------------------------------
BMA of Whittier, Inc.                                                 DE
 d/b/a
Bio-Medical Community Dialysis Unit of
Whittier
--------------------------------------------------------------------------------
BMA of Wisconsin, Inc.                                                DE
--------------------------------------------------------------------------------
BMA of Woonsocket, Inc.                                               DE
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Biotrax Connecticut, Inc.                                             CT
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Bio-Trax International, Inc.                                          DE
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Bradley Dialysis Clinic, Inc.                                         TN
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Clinical Diagnostic Systems, Inc.                                     FL
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Conejo Valley Dialysis, Inc.                                          CA
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Continue Care Pharmaceuticals, Inc.                                   WY
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Continue Care of Wyoming, Inc.                                        WY
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D Interim, Inc.                                                       GA
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Diagnostic Management Services, Inc.                                  MA
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Dialysis Associates West, Inc.                                        TN
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Dialysis Management Group, Inc.                                       TN
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Dialysis Services, Inc.                                               TX
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Erika International Sales Corporation                                 DE
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Erika of Texas, Inc.                                                  DE
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Greater S.E. Community Center for Renal                               DC
Disease, Inc.
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Gulf Region Mobile Dialysis, Inc.                                     DE
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Gynesis Healthcare, Inc.                                              DE
--------------------------------------------------------------------------------
Gynesis Healthcare for Women of Florida,                              FL
Inc.
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Gynesis Healthcare of Maryland, Inc.                                  MD
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Gynesis Healthcare of New Jersey, Inc.                                NJ
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Gynesis Healthcare of New York, Inc.                                  NY
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Gynesis Healthcare of Oklahoma, Inc.                                  OK
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Gynesis Healthcare of Pennsylvania, Inc.                              PA
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Gynesis Healthcare of South Carolina, Inc.                            SC
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Gynesis Resources, Inc.                                               DE
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Healthdyne Home Infusion Therapy, Inc.                                CA
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Healthy Options for Personal Enrichment,                              GA
Inc.
--------------------------------------------------------------------------------
HNS Accucare, Inc.                                                    GA
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

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
HNS Integrated Care Centers, Inc.                                     GA
--------------------------------------------------------------------------------
HNS Medical Technology Services, Inc.                                 GA
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HNS Michigan, Inc.                                                    GA
--------------------------------------------------------------------------------
HNS New York, Inc.                                                    NY
--------------------------------------------------------------------------------
HNS Quality Home Care, Inc.                                           GA
--------------------------------------------------------------------------------
HNS UP Home Care, Inc.                                                GA
--------------------------------------------------------------------------------
Home Dialysis Care, Inc.                                              TX
--------------------------------------------------------------------------------
Home Intensive Care, Inc.                                             DE
 d/b/a's
HIC of Ft. Lauderdale
HIC of Ormand Beach
HIC of Tampa
--------------------------------------------------------------------------------
HIC of Arizona, Inc.                                                  AZ
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HIC of California, Inc.                                               CA
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HIC of Colorado, Inc.                                                 CO
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HIC of Connecticut, Inc.                                              CT
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HIC of Florida, Inc.                                                  FL
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HIC of Georgia, Inc.                                                  GA
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HIC of Illinois, Inc.                                                 IL
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HIC of Kansas, Inc.                                                   KS
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HIC of Las Vegas, Inc.                                                NV
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HIC of Louisiana, Inc.                                                LA
--------------------------------------------------------------------------------
HIC of Maryland, Inc.                                                 MD
--------------------------------------------------------------------------------
HIC of Massachusetts, Inc.                                            MA
--------------------------------------------------------------------------------
HIC of Michigan, Inc.                                                 MI
 d/b/a
Lifeline Medical Systems
--------------------------------------------------------------------------------
HIC of Missouri, Inc.                                                 MO
--------------------------------------------------------------------------------
HIC of Nevada, Inc. (n/k/a Bio-Medical Applications of Nevada Inc.)   NV
--------------------------------------------------------------------------------
HIC of New Jersey, Inc.                                               NJ
--------------------------------------------------------------------------------
HIC of New York, Inc.                                                 NY
--------------------------------------------------------------------------------
HIC of Northern Ohio, Inc.                                            OH
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HIC of Ohio, Inc.                                                     OH
--------------------------------------------------------------------------------
HIC of Pennsylvania, Inc.                                             PA
--------------------------------------------------------------------------------
HIC of Rhode Island, Inc.                                             RI
--------------------------------------------------------------------------------
HIC of Tampa, Inc.                                                    FL
--------------------------------------------------------------------------------
HIC of Virginia, Inc.                                                 VA
--------------------------------------------------------------------------------
Home Nutritional Services, Inc.                                       CA
 d/b/a
Home Nutritional Support
--------------------------------------------------------------------------------
Home Nutritional Services, Inc.                                       NJ
--------------------------------------------------------------------------------
Home Pharmacy Care of Michigan, Inc.                                  MI
--------------------------------------------------------------------------------
Homestead Artificial Kidney Center, Inc.                              FL
--------------------------------------------------------------------------------
Infusions Innovations of Jacksonville, Inc.                           FL
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Infusions Innovations of Tampa, Inc.                                  FL
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Interamerican Acute Dialysis Services, Inc.                           FL
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International Medical Care, Inc.                                      DE
--------------------------------------------------------------------------------
I.V. Solutions, LTD (a LLC)                                           TX
--------------------------------------------------------------------------------
KDNY, Inc.                                                            DE
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

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
Kidney Disease and Hypertension Center, Ltd.                          AZ
--------------------------------------------------------------------------------
LaFollette Dialysis Center,                                           TN
--------------------------------------------------------------------------------
Lifechem, Inc.                                                        DE
 d/b/a's
National Medical Care Medical Products
Division
National Medical Care Products Division
--------------------------------------------------------------------------------
Lifeline Medical Supplies, Inc.                                       FL
--------------------------------------------------------------------------------
Lifeline Medical Systems, Inc.                                        CA
--------------------------------------------------------------------------------
Lifeline Medical Systems, Inc.                                        FL
--------------------------------------------------------------------------------
Medical Supply Company, Inc.                                          VA
--------------------------------------------------------------------------------
Medi-Sure Testing, Inc.                                               DE
--------------------------------------------------------------------------------
Med-X-Press, Inc.                                                     DE
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Metro Dialysis Center-Kirkwood, Inc.                                  MO
--------------------------------------------------------------------------------
Metro Dialysis Center-Normandy, Inc.                                  MO
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Metro Dialysis Center-North, Inc.                                     MO
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NMC Homecare, Inc.                                                    DE
 d/b/a's
Community Therapeutic Parentals & Nutrition,
Inc.
Medtech Resp. Products, Inc.
NMC Homecare
Medtech of California
Medical Arts Parenteral Services, Inc.
Medtech of Colorado, Inc.
Infusioncare of Ft. Lauderdale
Center for Sleep Excellence
NMC Homecare Respiratory Services
MedTech/NMC Home Care
Community Alimentation Services, Inc.
Theranutrix, Inc.
Delmed Home Health Care
NMC Homecare, Inc.
Home Nutritional Care
Medtech of Texas, Inc.
--------------------------------------------------------------------------------
NMC Asia-Pacific, Inc.                                                DE
--------------------------------------------------------------------------------
NMC China, Inc.                                                       DE
--------------------------------------------------------------------------------
NMC Diabetic Foot Care, Inc.                                          DE
--------------------------------------------------------------------------------
NMC Diabetic Foot Care Centers Orthotics,                             DE
Inc.
--------------------------------------------------------------------------------
NMC Diagnostic Services, Inc.                                         DE
 d/b/a
Beta Diagnostics
--------------------------------------------------------------------------------
NMC Dialysis Services, Inc.                                           DE
--------------------------------------------------------------------------------
NMC Dialysis Services (Romania), Inc.                                 DE
--------------------------------------------------------------------------------
NMC Homecare of Michigan,Inc.                                         DE
--------------------------------------------------------------------------------
NMC International, Inc.                                               DE
--------------------------------------------------------------------------------
National Medical Care of Taiwan, Inc.                                 DE
--------------------------------------------------------------------------------
NMC Latin America, Inc.                                               FL
--------------------------------------------------------------------------------
NMC Management Services, Inc.                                         DE
--------------------------------------------------------------------------------
NMC Medical Products, Inc.                                            DE
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

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
NMC Medical Services, Inc.                                            PA
 d/b/a's
BioTrax International of Pennsylvania
NMC Diagnostic Imaging Center
--------------------------------------------------------------------------------
NMC Services, Inc.                                                    DE
--------------------------------------------------------------------------------
NMC Services (Romania), Inc.                                          DE
--------------------------------------------------------------------------------
NMC Ventures, Inc.                                                    DE
--------------------------------------------------------------------------------
National Medical Care, Inc.                                           DE
 d/b/a's
MedTech, Inc., Division of National Medical
Care Inc.
Cardui Respiratory Care
New Jersey Mobile Acute
Renal Care Center of Belle Glade
Renal Care Center of North Jacksonville
Renal Care Center of Okeechobee
Renal Care Center of Sebring
Renal Care Center of St. Augustine
Renal Care Center of Vero Beach
Renal Care of Wellington
Fresenius Medical Care-North America
--------------------------------------------------------------------------------
National Medical Care Home Care Service                               NY
Agency, Inc.
 d/b/a
NMC Homecare
--------------------------------------------------------------------------------
Nephrology Applications of Mobile, Inc.                               AL
--------------------------------------------------------------------------------
North Knoxville Dialysis Center, Inc.                                 TN
--------------------------------------------------------------------------------
Norlab, Inc.                                                          MA
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PD Solutions, Inc.                                                    DE
--------------------------------------------------------------------------------
PD Solutions of Arizona, Inc.                                         AZ
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PD Solutions of California,Inc.                                       CA
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PD Solutions of Georgia, Inc.                                         GA
--------------------------------------------------------------------------------
PD Solutions of Illinois, Inc.                                        IL
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PD Solutions of Louisiana,Inc.                                        LA
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PD Solutions of Maryland, Inc.                                        MD
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PD Solutions of Michigan, Inc.                                        MI
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PD Solutions of Missouri, Inc.                                        MO
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PD Solutions of Nevada, Inc.                                          NV
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PD Solutions of New Jersey, Inc.                                      NJ
--------------------------------------------------------------------------------
PD Solutions of New York, Inc.                                        NY
--------------------------------------------------------------------------------
PD Solutions of Ohio, Inc.                                            OH
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PD Solutions of Pennsylvania, Inc.                                    PA
--------------------------------------------------------------------------------
PD Solutions of Texas, Inc.                                           TX
--------------------------------------------------------------------------------
PD Solutions of Virginia, Inc.                                        VA
--------------------------------------------------------------------------------
Park Diagnostic Imaging Center, Inc.                                  FL
--------------------------------------------------------------------------------
Park Imaging,Inc.                                                     MA
 d/b/a
BioTrax International of Massachusetts
--------------------------------------------------------------------------------
Park Imaging, Inc.                                                    FL
--------------------------------------------------------------------------------
Park Portable X-Ray, Inc.                                             MA
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

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
PML, Inc.                                                             MA
--------------------------------------------------------------------------------
Personal Care Health Services, Inc.                                   DE
 d/b/a's
PCHS, Inc.
NMC Homecare
--------------------------------------------------------------------------------
Phoenix Consulting Services, Inc.                                     FL
--------------------------------------------------------------------------------
Preferred Homecare of Florida,Inc.                                    FL
--------------------------------------------------------------------------------
Preferred Homecare of New Jersey, Inc.                                NJ
--------------------------------------------------------------------------------
Preferred Pharmacy Services, Inc.                                     FL
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Quality Care Dialysis Centers, Inc.                                   FL
--------------------------------------------------------------------------------
QCDC of Baltimore, Inc.                                               MD
--------------------------------------------------------------------------------
QCDC of Creve Coeur, Inc.                                             MO
--------------------------------------------------------------------------------
QCDC of Dallas, Inc.                                                  TX
--------------------------------------------------------------------------------
QCDC of Greensburg, Inc.                                              LA
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QCDC of Hammond, Inc.                                                 DE
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QCDC of Houston, Inc.                                                 TX
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QCDC of Las Vegas, Inc.                                               NV
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QCDC of Margate, Inc.                                                 FL
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QCDC of Mt. Vernon, Inc.                                              VA
--------------------------------------------------------------------------------
QCDC of New Orleans, Inc.                                             LA
--------------------------------------------------------------------------------
QCDC of North County, Inc.                                            MO
--------------------------------------------------------------------------------
QCDC of Patapsco, Inc.                                                MD
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QCDC of San Antonio, Inc.                                             TX
--------------------------------------------------------------------------------
QCDC of Southern Maryland,Inc.                                        MD
--------------------------------------------------------------------------------
QCDC of St. Augustine, Inc.                                           FL
--------------------------------------------------------------------------------
QCDC of St. Clair Shores,Inc.                                         MI
--------------------------------------------------------------------------------
QCDC of St. Louis, Inc.                                               MO
--------------------------------------------------------------------------------
QCDC of University City, Inc.                                         MO
--------------------------------------------------------------------------------
QCDC of Vega Baja, Inc.                                               PR
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QCDC of Vista, Inc.                                                   CA
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Renal Scientific Services, Inc.                                       DE
--------------------------------------------------------------------------------
Renal Scientific Service of Texas, Inc.                               DE
--------------------------------------------------------------------------------
Renal Supply (Tenn) Corporation                                       NJ
--------------------------------------------------------------------------------
Renal Integrated Health Service Network                               AZ*
L.L.C.
--------------------------------------------------------------------------------
Retaw, Inc.                                                           FL
--------------------------------------------------------------------------------
Rockwood Dialysis Center, Inc.                                        VA
--------------------------------------------------------------------------------
S.A.K.D.C., Inc.                                                      TX
--------------------------------------------------------------------------------
San Diego Dialysis Services, Inc.                                     DE
 d/b/a
Bio-Medical Community Dialysis Unit of San
Diego
--------------------------------------------------------------------------------
Santa Barbara Community Dialysis Center,                              CA
Inc.
--------------------------------------------------------------------------------
Security Health Services, Inc.                                        NV
--------------------------------------------------------------------------------
----------
    *A Limited Liability Company whose membership interests are owned by Arizona Kidney Disease & Hypertension Center, Ltd. (50%) and BMA of Arizona (50%).

--------------------------------------------------------------------------------
Corporate Name                                            State of Incorporation
--------------                                            ----------------------
--------------------------------------------------------------------------------
Sover Corporation                                                     DE
--------------------------------------------------------------------------------
St. Louis Regional Dialysis Center, Inc.                              MO
--------------------------------------------------------------------------------
Tappahanock Dialysis Center, Inc.                                     VA
--------------------------------------------------------------------------------
Target Health Care, L.L.C.                                            NY*
--------------------------------------------------------------------------------
The Medical Accountability Group, Inc.                                TX
--------------------------------------------------------------------------------
United Dialysis Corporation                                           CA
--------------------------------------------------------------------------------
University Kidney Center, Inc.                                        TX
--------------------------------------------------------------------------------
UKC-North, Inc.                                                       TX
--------------------------------------------------------------------------------
VMS, Ltd.                                                             AZ
--------------------------------------------------------------------------------
Warrenton Dialysis Facility, Inc.                                     VA
--------------------------------------------------------------------------------
West End Dialysis Center, Inc.                                        VA
--------------------------------------------------------------------------------
Zenex Capital Corp.                                                   FL
--------------------------------------------------------------------------------

----------
    *A Limited Liability Company whose membership interests are owned by JGC, L.L.C. (50%) and NMC Management Services, Inc. (50%).

                           NATIONAL MEDICAL CARE, INC.
                              Foreign Subsidiaries

Following is a list of the direct and indirect foreign subsidiaries of NMC as of September 30, 1996 which are incorporated or registered in foreign jurisdictions.

           Corporate Name                 Country of Incorporation         Stockholders
           --------------                 ------------------------         ------------
                                                ARGENTINA
Centro de Dialisis Ituzaingo, S.A.                                     IMC 99%/BMAMC 1 share
Centro Nefrologico Bahia Blanca, S.R.L.                                IMC 95%/BMAMC 1 of 18 quotas
Diali Salta, S.A.                                                      IMC 99%/BMAMC 1 share
Inere, S.A.                                                            IMC 99%/BMAMC 1 share
NMC de Argentina, S.A.                                                 IMC 99%/BMAMC 1 share
                                                                       Dr. Domingos Najun 1 share
Creon, S.A.                                                            IMC 99%/BMAMC 1 share
Dialisis Medica S.A.                                                   IMC 99%/BMAMC 1 share
Centro Nefrologico Zapala S.R.L.                                       IMC 99%/BMAMC 1 share
Centro Nefrologico Cutral-Co S.R.L.                                    IMC 99%/BMAMC 1 share
Centro Nefrologico Neuquen S.A.                                        IMC 99%/BMAMC 1 share
Ceni SRL                                                               IMC 99%/BMAMC 1 share
Instituto del Rinon S.R.L.                                             IMC 99%/BMAMC 1 share
                                                BERMUDA
Erika, Ltd.                                                            NMCMPD
NMC Holdings, Ltd.                                                     Erika, Ltd.
                                                 BRAZIL
Maia de Almeida Industria
 e Comercio, S.A.                                                      IMC
NMC do Brasil Ltda.                                                    IMC 99%/BMAMC 1 share
                                                 CANADA
National Medical Care Canada, Inc.                                     IMC
NMC Canada Dialysis Services, Inc.                                     IMC
Erika Laboratories, Ltd.                                               NMCMPD
                                                  CHINA
Guangzhou Nanfang - NMC
 Hemodialysis Center Limited                                           see note 1
Shenyang Liaoning NMC Hemodialysis
 Center Co., Ltd.                                                      see note 2
Shanghai Ren Ji NMC Dialysis Center                                    see note 3
                                                COLOMBIA
Instituto Renal de Colombia
 Medirenal Ltda.                                                       IMC 99%/Carlos Umana 1 share
Unirenal del Norte Ltda.                                               IMC 99%/BMAMC 1 share
                                             CZECH REPUBLIC
National Medical Care, s.r.o.                                          IMC
                                                 ENGLAND
Renacare Limited                                                       Renalyte 99%/IMC 1share
Renalyte Services Limited                                              IMC50%/BMAMC 50%
U.K. Renal Services Limited                                            Renalyte
                                                 FRANCE
National Medical Care France, S.A.                                     see note 4
NMC Medical Products France, S.A.R.L.                                  IMC

           Corporate Name                 Country of Incorporation         Stockholders
           --------------                 ------------------------         ------------
                                                 GERMANY
NMC Dialysebehandlung GmbH                                             NMCDEUT
NMC Holding GmbH                                                       NMC
National Medical Care (Deutschland)GmbH                                NMCHOLDG/NMC
Riggers Dialysatoren GmbH                                              NMCDEUT
Riggers Dialysatoren Produktion Thalheim GmbH                          NMCDEUT
*Riggers Dialysatoren Produktion Thalheim GmbH & Co., Betriebs-KG      see note 5
Riggers Medizintechnik Thalheim GmbH                                   NMCDEUT
                                                 HUNGARY
NMC Dializis Szolgaltato KFT                                           IMC
NMC Vagyonkezelo KFT                                                   IMC
                                                  ITALY
National Medical Care Italiana, S.p.A.                                 IMC
NMC Medical Products S.r.l.                                            NMC-ITAL
                                                  JAPAN
Amicon Japan K.K.                                                      IMC
                                                  KOREA
NMC Korea Inc.                                                         IMC
                                                 MALAYSA
Renal Services (Malaysia) SDN BHD                                      IMC
                                                 MEXICO
Erika de Reynosa, S.A. de C.V.                                         Erika-TX
                                                 POLAND
National Medical Care Polska Sp. z.o.o.                                IMC
                                                PORTUGAL
Abrandial - Clinica de Doencas Renais, Lda.                            NMC-Centro Medico
Ambulancias 111 - Servico de Transporte  de Deontes e
Sinistrades, S.A.                                                      NMC-Centro Medico
Analises Xira, Lda.                                                    Teixeira
Ascendao Afonso, Lda.                                                  Teixeira
Anamed - Laboratorio Medico, Lda                                       Teixeira
Cal & Silveira - Analises Clinicas, Lda.                               Teixeira
Cancho Lda.                                                            NMC-Centro Medico
Clinica de Diagnosticos da Azambuja Dr. Fernando Teixeira, Lda.        Teixeira
Clinica de Diagnosticos Dr.  Fernando Texeira, S.A. ("Teixeira")       NMC-Centro Medico
Clinica de Diagnosticos de Ferreira do Alentejo, Dr. Fernando
Texeira, S.A.                                                          NMC-Centro Medico 99%/Teixeira
                                                                       20;Palma 10; Adao 10; de Matos 10
CNH - Centro Nacional de Hemodialise, Lda.                             NMCHOLD 98.99%/Bernier 1.01%
Diagnostico Laboratorial Dra. Helena Farrajota                         Teixeira
 e Dra. Iolanda Rodrigues, Lda.
Egidial - Centro de Dialises, Lda.                                     NMC-Centro Medico
Flaviano Gusmao, Lda.                                                  Teixeira
Gnostica - Laboratroio de Analisis Clinicas, S.A.                      Teixeira
Hemodial - Centro de Dialise Renal do Restelo, Lda.                    NMC-Centro Medico
LAC - Laboratorio de Analises Clinicas, Lda.                           Teixeira

           Corporate Name                 Country of Incorporation         Stockholders
           --------------                 ------------------------         ------------
Laboratorio de Analises Clinicas Dr. Jaoa Ribeiro
 e Dra. Maria  DaGraca Cardosa, Lda.                                   Teixeira
Louro & Pires, Lda.                                                    Teixeira
L.P.C. - Laboratorio de Patologia Clinica, Lda.                        Teixeira
NMC - Centro Medico Nacional, Lda.                                     NMCHOLD 99.3%/Chris Ford .07%
Ribadial - Clinica de Dialise de Santarem, Lda.                        NMC-Centro Medico
Soendocrina - Sociedade de Endocrinologia, Lda.                        Teixeira
Susana Pereira Rosas, Lda.                                             Teixeira
Visodial - Centro de Dialise de Viseu, Lda.                            NMC-Centro Medico
                                               PUERTO RICO
Life Assist Medical Products Corp.                                     NMCMPD
                                                  SPAIN
Amex Canarias, S.A.                                                    NMC-Spain
Amex, S.A.                                                             NMC-Spain
Centro de Dialisis Recoletas - Albacete, S.L.                          NMC-Spain
Cilu, S.A.                                                             AMEX
Compania Andaluza de Medicina Extrahospitalaria, S.A.                  NMC-Spain 70.4%/AMEX  29.6%
Corporacion Atex, S.L.                                                 NMC-Spain
Dialsun, S.A.                                                          AMEX
Dialcentro, S.A.                                                       NMC-Spain
Instituto de Ciencias Neurologicas, S.A.                               NMC-Spain
Kidney, S.L.                                                           NMC-Spain
National Medical Care of  Spain, S.A                                   IMC
Socodi Club, S.L.                                                      NMC-Spain

Amparo Perea, S.L.                                                     NMC-Spain
Hemogan, S.A.                                                          NMC-Spain
ACJ Dialisis Tenerife, S.L.                                            NMC-Spain
ASEPO, S.A.                                                            NMC-Spain
                                                THAILAND
NMC Dialysis Centers
 (Thailand) Limited
                                                VENEZUELA
NMC National Medical Care de Venezuela, C.A.                           IMC

--------------------------------------------------------------------------------
Note 1 Cooperative Joint Venture: NMC China, Inc. contributes 80% of registered capital and appoints a majority of directors
Note 2 Cooperative Joint Venture; NMC International, Inc. contributes 64% of registered capital and appoints majority of dir.
Note 3 Cooperative Joint Venture; NMC China, Inc. contributes 63% of registered capital and appoints a majority of directors.
Note 4 IMC owns 2,494 of 2,500 shares; 1 share each owned by National Medical Care, Inc., NMC Medical Products, Inc., Constantine L. Hampers, M.D., John Walker, Christopher Ford, Eric Prunier.
Note 5 Partnership between National Medical Care (Deutschland) GmbH and Riggers Dialysatoren Produktion Thalheim GmbH.

NOTE THAT ALL SHARES SHOWN AS BEING OWNED BY CONSTANTINE L. HAMPERS, M.D. ARE EXPECTED TO BE TRANSFERRED IN LIGHT OF HIS JUNE 14, 1996 RESIGNATION.

NOTE THAT ALL SHARES SHOWN AS BEING OWNED BY JOHN S. WALKER ARE EXPECTED TO BE TRANSFERRED IN LIGHT OF HIS OCTOBER 24, 1996 RESIGNATION.